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EXHIBIT 10.4

                          AMENDED AND RESTATED WARRANT


                Right to Purchase 400,000 Shares of Common Stock
                          of ACT Teleconferencing, Inc.


         This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws. Furthermore, this Warrant and any shares acquired upon the exercise of this Warrant may be sold or otherwise transferred only in compliance with the conditions specified in Section 14 of the Securities Purchase Agreement referred to hereinafter, complete and correct copies of which are available for inspection at the principal office of ACT Teleconferencing, Inc. and will be furnished without charge to the holder of this Warrant upon written request.

         This Warrant amends and restates in its entirety the Warrant issued as of October 19, 1999 (the "ORIGINAL WARRANT"), pursuant to the Securities Purchase Agreement. If any provision of this Warrant is found to conflict with the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall prevail.

                                     No. W-1

                           ACT Teleconferencing, Inc.
                          Common Stock Purchase Warrant


         ACT Teleconferencing, Inc., a Colorado corporation (together with any corporation which shall succeed to or assume the obligations of ACT Teleconferencing, Inc. hereunder, the "COMPANY"), hereby certifies that, for value received, GMN Investors II, L.P., a Delaware limited partnership, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company from time to time in accordance with Section 2.2 or 2.3 hereof, until the termination in full or in part of this Warrant pursuant to
Section 2.4 hereof, up to 400,000 fully paid and non-assessable shares of Common Stock (as defined in Section 12 hereof) at an initial purchase price per share equal to $6.45 (such price per share as adjusted from time to time as provided herein is referred to herein as the "EXERCISE PRICE"). The number of shares of Common Stock for which this Warrant is exerciseable and the Exercise Price are subject to adjustment as provided herein.

         This Warrant is issued pursuant to the Securities Purchase Agreement (as amended and in effect from time to time, the "SECURITIES PURCHASE AGREEMENT"), dated as

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of October 19, 1999 (as amended on the date hereof), between the Company and
GMN Investors II, L.P., a copy of which is on file at the principal office of the Company. The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Securities Purchase Agreement.

1. DEFINITIONS. Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain terms are used in this Warrant as specifically defined in Section 12 hereof.

2.       EXERCISE OF WARRANT.

         2.1. EXERCISE. This Warrant may be exercised prior to its expiration pursuant to Section 2.4 hereof by the holder hereof from time to time in accordance with Sections 2.2 and 2.3, by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "EXERCISE SHARES") by surrendering its rights to a number of Exercise Shares having a fair market value equal to or greater than the required aggregate Exercise Price, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. For purposes of this Section 2.1, the fair market value of one share of Common Stock shall be equal to (i) in the event such exercise is being made in connection with the occurrence of a Capital Transaction, the highest price per share received by any holder of Common Stock in connection with such transaction and (ii) in all other cases, the average closing bid price quoted on NASDAQ National Market for the five trading days prior to such exercise.

         2.2. MANDATORY EXERCISE. If at any date the average closing bid price of the Company's Common Stock as listed on NASDAQ National Market for the twenty (20) consecutive trading days prior to such date exceeds the product of 2 times the then applicable Exercise Price described in Section
2.1 above, and the Company has an effective registration statement covering the shares of Common Stock issuable upon exercise of this Warrant, the Company shall promptly send a written notice of such event

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to the holder of this Warrant. Within ten (10) days after receipt of such written notice, the holder of this Warrant shall exercise this Warrant (or any portion hereof) by paying the Exercise Price therefor in any manner described in Section 2.1 above. Upon termination of this ten (10) day period, this Warrant (and any portion thereof which remains unexercised) shall automatically terminate.

         2.3. WARRANT AGENT. In the event that a bank or trust company shall have been appointed as trustee for the holder of the Warrant pursuant to
Section 6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 2.

         2.4. TERMINATION. This Warrant shall terminate in full upon the earliest to occur of (i) exercise in full, (ii) termination in accordance with Section 2.2, and (iii) October 19, 2006.

3.       INTENTIONALLY OMITTED.

4.       DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

         4.1 DELIVERY. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

         4.2. FRACTIONAL SHARES. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

                  (a) other or additional stock, other securities, or property (other than cash) by way of dividend; or

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                  (b)      other or additional (or less) stock or other
         securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

OTHER THAN additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by such holder as aforesaid during such period, without interest, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

6.       ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

         6.1. CERTAIN ADJUSTMENTS. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or
(iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

         6.2. APPOINTMENT OF TRUSTEE FOR WARRANT HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrant.

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         6.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7. ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND AMOUNT OF OUTSTANDING COMMON STOCK.

         7.1. GENERAL. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("STOCK EVENT"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event and the Exercise Price shall be appropriately adjusted such that the aggregate Exercise Price for the total number of shares of the Company issuable hereunder prior to such Stock Event is equal to the aggregate Exercise Price for the total number of shares of the Company issuable hereunder after such Stock Event; PROVIDED that in no event will the Exercise Price be less than the par value of the Common Stock.

         7.2. SALE OF COMMON STOCK. If at any time there shall occur any issuance or sale by the Company of any shares of Common Stock or of any securities convertible into or exchangeable for shares of Common Stock or any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock (any of the foregoing events being referred to herein as a "STOCK SALE EVENT" and the securities issued in connection therewith being referred to herein as "NEW SECURITIES"), so that (i) the total number of shares of Common Stock of the Company on a fully-diluted basis immediately following such issuance or sale exceeds the total number of shares of Common Stock on a fully-diluted basis immediately following the issuance of the Warrants and (ii) the New Security Price Per Share (as defined herein) of such newly issued securities is lower than the then current Warrant Price Per Share (as defined herein), then the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock the aggregate New Security Price Per Share for such issuance would purchase at the Warrant Price Per Share on such date, and of

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which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock sold or offered for subscription or purchase (such fraction being the "ADJUSTER FRACTION"); provided, however, that the foregoing provisions shall not apply to the issuance of up to 1,400,000 options or shares of Common Stock upon exercise of options issued pursuant to the Company's existing stock option plans or any shares of Common Stock issued pursuant to the Warrants. For purposes hereof, "WARRANT PRICE PER SHARE" shall mean $6.45 (subject to adjustment in the event of any stock splits, stock dividends, recapitalizations, reorganizations and the like with respect to the Common Stock). For purposes hereof, "NEW SECURITY PRICE PER SHARE" shall mean (a) the sum of (I) the aggregate consideration paid by the purchasers of the applicable New Securities for such New Securities plus (II) in the case of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, the minimum amount of consideration, if any, payable to the Company upon exercise, conversion or exchange thereof (provided that, if the New Securities are issued for no consideration, the consideration paid under this clause (a) shall be deemed to be $.01 per share), divided by (b) the total number of shares of Common Stock of the Company issued or sold to such purchasers or to which such purchasers are entitled to convert the New Securities. Such adjustment shall be made successively whenever such an issuance shall occur. To the extent that any such shares, rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

         When any adjustment is required to be made to the Exercise Price pursuant to this Section 7.2, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment without considering the fact that the Exercise Price as adjusted may be lower than the par value of the Common Stock.

         7.3. OTHER SECURITIES. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of

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Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant as described herein, in the Securities Purchase Agreement or in any other Related Agreement, against dilution. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, (iii) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (iv) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Securities Purchase Agreement.

9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and
(ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to the Majority Holders of the Warrants, and will, on the written request at any time of the Majority Holders of the Warrants, furnish to such holders a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the Majority Holders of the Warrants may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

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10.      NOTICES OF RECORD DATE.  In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then, and in each such event, the Company will mail or cause to be mailed to the Majority Holders of the Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

                                       8
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12.      DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         12.1. The term COMMON STOCK includes (i) the Company's Common Stock, no par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         12.2. The term OTHER SECURITIES refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

13. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint American Securities Transfer & Trust, Inc. or any other agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Securities Purchase Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

16. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall

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be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated as of October ___, 2001

                                    ACT TELECONFERENCING, INC.


(Corporate Seal)                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

Attest:

-----------------------------------
Secretary


         The undersigned, GMN Investors II, L.P., hereby acknowledges and agrees that it is the registered holder of the Original Warrant, that this instrument hereby amends and restates the Original Warrant in its entirety, and that it has accordingly surrendered the Original Warrant to the Company for cancellation.

                                          GMN Investors II, L.P.

                                          By:  GMN Investors, LLC,
                                               its general partner


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                              FORM OF SUBSCRIPTION


                         (To be signed only on exercise
                        of Common Stock Purchase Warrant)

TO:      ACT Teleconferencing, Inc.


         The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ____ shares of the Common Stock of ACT Teleconferencing, Inc., a Colorado corporation, and herewith makes payment of $____ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is
________________.

Dated:
      ------------------------------          ----------------------------------
                                              (Signature must conform in all
                                              respects to name of Holder as
                                              specified on the face of the
                                              Warrant)


                                              ----------------------------------
                                                           (Address)


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                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase ____ shares of the Common Stock of ACT Teleconferencing, Inc., a Colorado corporation, to which the within Warrant relates, and appoints _____________ attorney to transfer such right on the books of ACT Teleconferencing, Inc., with full power of substitution in the premises.


Dated:
      ------------------------------



                                            ------------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

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